                                                                                                       EXHIBIT 99.2

      STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                                  CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Robert C. Lannert, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Navistar International
         Corporation, and, except as corrected or supplemented in a subsequent covered report:

         o  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the  circumstances  under which they were made, not misleading as of the end of the period covered by such  report  (or in the case of a report on Form 8-K or  definitive  proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o  Annual Report on Form 10-K for the year ended October 31, 2001 filed with the Commission of Navistar
            International Corporation;

         o  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Navistar
            International Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o  any amendments to any of the foregoing.

                                                                          Subscribed and sworn to before me this
                                                                          21st day of August, 2002.
/s/ Robert C. Lannert
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    Robert C. Lannert
    August 21, 2002
                                                                            /s/  Jean Baggett
                                                                            ---------------------------------------
                                                                                 Notary Public

                                                                            My Commission Expires:
                                                                                 July 12, 2006

                                                                            [Stamp]
                                                                            "Official Seal"
                                                                            Jean Baggett
                                                                            Notary Public, State of Illinois
                                                                            My Commission Exp.  07/12/2006

                                                        E-2